                                 FIRST AMENDMENT

                                       TO

                         RECEIVABLES TRANSFER AGREEMENT

                  THIS FIRST AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of May 11, 2005 (this "FIRST AMENDMENT"), is entered into among MRFC, INC., a
Delaware corporation ("TRANSFEROR"), METALDYNE CORPORATION, a Delaware
Corporation, individually, in its capacity as "Guarantor" and in its capacity as collection agent (in such capacity, the "COLLECTION AGENT"), the Purchasers signatory to the Transfer Agreement referred to below, and GENERAL ELECTRIC
CAPITAL CORPORATION, in its capacity as administrative agent under the Transfer
Agreement referred to below (in such capacity, "AGENT"), and relates to that certain Receivables Transfer Agreement, dated as of April 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "TRANSFER
AGREEMENT"), among Transferor, Collection Agent, the other persons from time to time party thereto as Purchasers, and Agent. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the
Transfer Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto desire to amend Schedule C to the
Transfer Agreement pursuant to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the above premises,
Transferor, Collection Agent, Agent, and Purchasers agree as follows:

            1.    Amendments to Schedule C of the Transfer Agreement. As of the
First Amendment Effective Date (defined below), and subject to the terms and conditions of this First Amendment, Schedule C to the Receivables Transfer
Agreement shall be amended by (a) deleting the language "(ii) such Obligor shall be rated at least BBB- and Baa3 by both S&P and Moody's, respectively" set forth under the heading "Conditions" with respect to General Motors Corporation and by substituting, in lieu thereof, the language "(ii) such Obligor shall be rated at least BB and Ba2 by both S&P and Moody's, respectively", and (b) deleting the language "(ii) such Obligor shall be rated at least BBB- and Baa3 by both S&P and Moody's, respectively" set forth under the heading "Conditions" with respect to Ford Motor Company and by substituting, in lieu thereof, the language "(ii)
such Obligor shall be rated at least BB+ and Ba1 by both S&P and Moody's, respectively"; provided, however, that if the Intercreditor Condition is not satisfied on or before May 31, 2005, the foregoing amendments set forth in this
Section 1 shall cease to be effective and the language of Schedule C to the
Receivables Transfer Agreement shall revert to the provisions in existence immediately prior to the First Amendment Effective Date.

            2.    No Other Amendments. Except for the amendments set forth in
Section 1 of this First Amendment, the Transfer Agreement shall remain unchanged and in full force and effect.

            3.    Representations and Warranties. Each of Transferor and
Collection Agent hereby represents and warrants to the Agent and the Purchasers that, as of the First Amendment Effective Date and after giving effect to this
First Amendment:

           (a)    The execution, delivery and performance by each of Transferor and Collection Agent of this First Amendment (i) are within such Person's corporate power and (ii) have been duly authorized by all necessary or proper corporate and shareholder action.

           (b)    When duly executed and delivered by each of Transferor and
Collection Agent, this First Amendment shall constitute a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

          (c)     The execution, delivery and performance by Transferor and
Collection Agent of this First Amendment will not contravene any provision of applicable law, rule or regulation or of the articles of incorporation or bylaws of Transferor or Collection Agent or constitute a default under any agreement or any judgement, injunction, order, writ, decree or other instrument binding upon
Transferor or Collection Agent or result in the creation or imposition of any
Adverse Claim on the assets of Transferor or Collection Agent (except as contemplated by Section 2.09 of the Transfer Agreement).

          (d)     The execution, delivery and performance by Transferor and
Collection Agent of this First Amendment does not require any action by or in respect of, or filing with, any Official Body or official thereof, other than has been obtained or made and other than as will be made on Form 8-K with the
Securities and Exchange Commission, which Form 8-K will disclose the transactions contemplated by this First Amendment.

          (e)     All of the representations and warranties of Transferor and
Collection Agent contained in this First Amendment, the Transfer Agreement (as amended hereby) and the other Transaction Documents are true and correct in all material respects on and as of the First Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

          (f)     All of the representations and warranties of the Sellers
contained in the Receivables Purchase Agreement and the other Transaction
Documents are true and correct in all material respects on and as of the First
Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which are true and correct in all material respects as of that date).

          (g)     None of the articles of organization, bylaws or analogous
documents of Transferor, Collection Agent or any Seller has been amended since the last copies of such documents delivered and certified to Agent.

          (h)     Both immediately prior to and after giving effect to this
First Amendment, no Termination Event or Potential Termination Event has
occurred or is continuing.

          4.      First Amendment Effective Date. This First Amendment shall become effective as of the date first written above (the "FIRST AMENDMENT
EFFECTIVE DATE") upon the satisfaction of each of the following conditions, in each case, in form and substance satisfactory to Agent:

          (a)     Agent shall have received counterparts hereof executed by
Transferor, Collection Agent, the Purchasers and Agent;

          (b)     Agent shall have received an amendment fee in the amount of
$75,000, which fee shall be fully earned and non-refundable when paid.

          (c)     All of the representations and warranties of Transferor and
Collection Agent contained in this First Amendment, the Transfer Agreement and the other Transaction Documents (as the same are amended hereby) shall be true and correct in all material respects on and as of the First Amendment Effective
Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (d)     All of the representations and warranties of the Sellers
contained in the Receivables Purchase Agreement and the other Transaction
Documents shall be true and correct in all material respects on and as of the
First Amendment Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

          (e)     Both immediately prior to and after giving effect to the First
Amendment, no Termination Event or Potential Termination Event shall have occurred and be continuing.

          5.      Release.

          (a)     Transferor and Collection Agent acknowledges that the Agent and the Purchasers would not enter into this First Amendment without
Transferor's and Collection Agent's assurance that neither of them has any claim against the Agent or any Purchaser or any other Indemnified Party. Each of
Transferor and Collection Agent, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns
(collectively, the "RELEASORS") releases each of the Agent, the Purchasers and each other Indemnified Party from any known or unknown claims arising out of or related to the Transaction Documents or the transactions contemplated thereby which any Releasor now has against any of the Agent, the Purchasers or any other

Indemnified Party of any nature, including any claims that any Releasor, or any
Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability.

          (b)     The provisions, waivers and releases set forth in this section are binding upon each Releasor. The provisions, waivers and releases of this section shall inure to the benefit of each of the Agent, the Purchasers and each other Indemnified Party.

          (c)     The provisions of this section shall survive reduction to zero of the Net Investments, full performance of all of the terms of this First
Amendment, the Transfer Agreement and the other Transaction Documents and/or any action by the Agent or any Purchaser to exercise any remedy available under the
Transaction Documents, applicable law or otherwise.

          (d)     Each of Transferor and Collection Agent warrants and
represents that such Person is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and such Person has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each of Transferor and Collection Agent shall indemnify and hold harmless each of the Agent, the Purchasers and the other Indemnified Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

          6.      Miscellaneous. This First Amendment is a Transaction Document.
The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          7.      Counterparts. This First Amendment may be executed in any
number of separate original or facsimile counterparts, each of which shall collectively and separately constitute one agreement.

          8.      GOVERNING LAW. THIS FIRST AMENDMENT, AND ALL MATTERS OF
CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS
OF THE UNITED STATES OF AMERICA.

          9.      No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this First Amendment. In the event an ambiguity or question of intent or interpretation arises, this First Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this First Amendment.

                            [signature page follows]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this
First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      MRFC, INC., AS TRANSFEROR

                                      By:  /s/ Karen A. Radtke
                                           -------------------------------------
                                           Name:  Karen A. Radtke
                                           Title:  Vice President and Treasurer

                                      METALDYNE CORPORATION., INDIVIDUALLY, AS
                                      GUARANTOR AND AS COLLECTION AGENT

                                      By:  /s/ Karen A. Radtke
                                           -------------------------------------
                                           Name:  Karen A. Radtke
                                           Title:  Vice President and Treasurer

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      AS PURCHASER

                                      By:      /s/ Curtis J. Correa
                                               ---------------------------------
                                               Name: Curtis J. Correa
                                               Title: Duly Authorized Signatory

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      AS AGENT

                                      By:      /s/ Curtis J. Correa
                                               ---------------------------------
                                               Name: Curtis J. Correa
                                               Title: Duly Authorized Signatory